UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2021 (February 4, 2021)

MICT, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35850	27-0016420
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

28 West Grand Avenue, Suite 3

Montvale, New Jersey 07645

(Address of principal executive offices) (Zip Code)

(201) 225-0190

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MICT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On February 4, 2021, the Company issued a press release announcing the acquisition of an established Chinese insurance brokerage company and its trading subsidiary, Beijing Fucheng Insurance Brokerage Co., Ltd. (“Fucheng”) pursuant to an Equity Transfer Agreement, dated January 29, 2021, by and among Zhu Weidong, the Management of Beijing IB Management Consulting Co., LTD. and Fucheng (the “Equity Transfer Agreement”). A copy of (i) the English translation of the Equity Transfer Agreement and (ii) the press release issued by the Company are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

Set forth below is a list of Exhibits included as part of this Current Report.

99.1	English Translation of Equity Transfer Agreement.
99.2	Press Release Issued February 4, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICT, INC.

Dated: February 10, 2021	/s/ Darren Mercer
Darren Mercer
Chief Executive Officer

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